SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

[ X ] Filed by the registrant

[   ] Filed by a party other than the registrant


Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                                SFS Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       [FOR SFS BANCORP, INC. LETTERHEAD]







                                                                  March 16, 1998




Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of SFS Bancorp, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 10:00 a.m. Schenectady, New York time, on April 22, 1998 at the main office of the Company, located at 251-263 State Street, Schenectady, New York 12305.

         An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon proposals to elect two directors, to approve the adoption of the Amended and Restated SFS Bancorp, Inc. Stock Option and Incentive Plan, to approve the adoption of the Amended and Restated SFS Bancorp, Inc. Recognition and Retention Plan, and to ratify the appointment of the Company's independent auditors. The Board of Directors has carefully considered these proposals and unanimously recommends that you vote "For" the proposals.

         We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

         Thank you for your attention to this important matter.

                                                Very truly yours,


                                                /s/Joseph H. Giaquinto
                                                ----------------------
                                                Joseph H. Giaquinto
                                                Chairman of the Board, President
                                                and Chief Executive Officer

                                SFS Bancorp, Inc.
                              251-263 State Street
                           Schenectady, New York 12305
                                 (518) 395-2300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To be Held on April 22, 1998

         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of SFS Bancorp, Inc. (the "Company") will be held at 10:00 a.m. Schenectady, New York time, on April 22, 1998 at the main office of the Company, located at 251-263 State Street, Schenectady, New York.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.       The election of two directors of the Company;

         2. The approval of the adoption of the Amended and Restated SFS Bancorp, Inc. Stock Option and Incentive Plan;

         3. The approval of the adoption of the Amended and Restated SFS Bancorp, Inc. Recognition and
                  Retention Plan;

         4. The ratification of the appointment of KPMG Peat Marwick LLP, as the auditors of the Company for the fiscal year ending December 31, 1998;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on March 4, 1998 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              By Order of the Board of Directors

                                              /s/Joseph H. Giaquinto
                                              ----------------------
                                              Joseph H. Giaquinto
                                              Chairman of the Board, President
                                              and Chief Executive Officer

Schenectady, New York
March 16, 1998

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                                SFS Bancorp, Inc.
                              251-263 State Street
                           Schenectady, New York 12305
                                 (518) 395-2300

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1998


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of SFS Bancorp, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the main office of the Company, located at 251-263 State Street, Schenectady, New York, on April 22, 1998 at 10:00 a.m., Schenectady, New York time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about March 16, 1998.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors, the approval of the adoption of the Amended and Restated Stock Option and Incentive Plan, the approval of the adoption of the Amended and Restated Recognition and Retention Plan and the appointment of KPMG Peat Marwick LLP as auditors for the Company.

Vote Required and Proxy Information

         All shares of the Company's common stock, par value $.01 (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

         The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The proposals to approve the adoption of the Amended and Restated Stock Option and Incentive Plan and the adoption of the Amended and Restated Recognition and Retention Plan each requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy, and entitled to vote on each matter. The ratification of the appointment of KPMG Peat Marwick LLP as auditors requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the matter. Proxies marked to abstain with respect to a proposal and broker non-votes have the same effect as votes against the proposal. One-third of the shares of the Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         Stockholders who execute proxies may revoke them at any time before they are voted at the Meeting. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting, or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Richard D. Ammian, Secretary, SFS Bancorp, Inc., 251-263 State Street, Schenectady, New York 12305.

Voting Securities and Certain Holders Thereof

         Stockholders of record as of the close of business on March 4, 1998 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 1,208,472 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Common Stock, (ii) each member of the Company's Board of Directors, including the Company's Chief Executive Officer and (iii) all directors and executive officers of the Company and Schenectady Federal Savings Bank (the "Bank") as a group.

                                                                      Shares
                                                                   Beneficially           Percent
                                Beneficial Owners                     Owned               of Class
                                -----------------                  ------------           --------
Principal Owners
Wellington Management Company, LLP(1)                                 135,600               11.2%
75 State Street
Boston, Massachusetts 02109

First Financial Fund, Inc. ("FFF")(2)                                 125,600               10.4
One Seaport Plaza-25th Floor
New York, New York  10022

First Manhattan Co.(3)                                                105,378                8.7
437 Madison Avenue
New York, New York 10022

John Hancock Advisors, Inc.(4)                                         74,000                6.1
John Hancock Mutual Life Insurance Company
John Hancock Subsidiaries, Inc.
The Berkeley Financial Group
101 Huntington Avenue
Boston, Massachusetts  02199

Kennedy Capital Management, Inc.(5)                                    63,200                5.2
425 N. New Ballas Road, Suite 181
St. Louis, Missouri  63141

Tontine Financial Partners, L.P.                                      107,100                8.9
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.(6)
Jeffrey L. Gendell

                                                                      Shares
                                                                   Beneficially           Percent
                                Beneficial Owners                     Owned               of Class
                                -----------------                  ------------           --------
Principal Owners
SFS Bancorp, Inc. Stock Ownership Plan(7)                             119,600                9.9
251-263 State Street
Schenectady, New York  12305

Directors and Executive Officers

Joseph H. Giaquinto(8)                                                 32,488                2.7
251-263 State Street
Schenectady, New York  12305

John F. Assini, M.D.(9)                                                14,186                1.2%
251-263 State Street
Schenectady, New York  12305

Gerald I. Klein(10)                                                    14,208                1.2
251-263 State Street
Schenectady, New York  12305

Robert A. Schlansker(11)                                               15,593                1.3
251-263 State Street
Schenectady, New York  12305

Richard D. Ammian(12)                                                  15,770                1.3
251-263 State Street
Schenectady, New York  12305

Directors and executive officers of the Company and the               107,921                8.7
Bank as a group (8 persons)(13)

(1) The above information regarding beneficial ownership by Wellington Management Company is as reported by them in an amended statement dated January 17, 1998 on Schedule 13-G under the Securities Exchange Act of 1934. Wellington Management Company reported sole voting and dispositive power over 0 shares, shared voting power over 10,000 shares and dispositive power over 135,600 shares.

(2) The above information regarding beneficial ownership by FFF is as reported by them in an amended statement dated February 10, 1998 on
         Schedule 13-G under the Securities Exchange Act of 1934. FFF reported sole voting power over 125,600 shares and shared dispositive power over 125,600 shares.

(3) The above information regarding beneficial ownership by First Manhattan Co. is as reported by them in an amended statement dated February 9, 1998 on Schedule 13-G under the Securities Exchange Act of 1934. First Manhattan Company reported sole voting and dispositive power over 97,558 shares and shared voting and dispositive power over 7,820 shares.

(4) The above information regarding beneficial ownership by John Hancock Advisers, Inc., John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., and The Berkely Financial Group is as reported by them in an amended statement dated February 2, 1998 on
         Schedule 13-G under the Securities and Exchange Act of 1934. John Hancock Advisers, Inc. reported sole voting and dispositive power over 74,000 shares, and shared voting and dispositive power over 0 shares. John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., and The Berkely Financial Group reported sole voting and dispositive power over 0 shares and shared voting and dispositive power over 0 shares.

(5) The above information regarding beneficial ownership by Kennedy Capital Management, Inc., is as reported by them in an amended statement dated February 10, 1998 on Schedule 13-G under the Securities and Exchange Act of 1934. Kennedy Capital Management, Inc., reported sole voting power over 20,000 shares, shared voting power over 0 shares, sole dispositive power over 63,200 shares and shared dispositive power over 0 shares.

(6) The above information regarding beneficial ownership by Tontine Financial Partners, L.P. ("TFP"), Tontine Management, L.L.C. ("TM"), Tontine Overseas Associates, L.L.C. ("TOA") and Jeffrey L. Gendell is reported by them in an amended statement dated December 3, 1997 on
         Schedule 13-D under the Securities and Exchange Act of 1934. TFP reported shared voting and shared dispositive power over 87,800 shares. TM reported shared voting and shared dispositive power over 87,800 shares. TOA reported shared voting and shared dispositive power over 9,500 shares. Jeffrey L. Gendell reported sole voting and sole dispositive power over 9,800 shares and shared voting and shared dispositive power over 97,300 shares.

(7) The amount reported represents shares held by SFS Bancorp, Inc.'s Employee Stock Ownership Plan ("ESOP"), 23,920 of which have been allocated to accounts of participants as of the voting record date (March 4, 1998). First Bankers Trust Company, N.A., Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants.

(8) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,908 shares of Common Stock allocated to Mr. Giaquinto's account under the ESOP and 14,950 shares of Common Stock awarded to Mr. Giaquinto under the RRP (5,980 of which had vested as of March 4, 1998). The amount above includes options to purchase 14,950 shares of Common Stock granted to Mr. Giaquinto under the Stock Option Plan which are exercisable within 60 days of the voting record date and excludes options to purchase 22,425 shares of Common Stock granted to Mr. Giaquinto which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(9) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,990 shares of Common Stock awarded to

         Dr. Assini under the RRP (1,196 shares of which had vested as of March 4, 1998). The amount above includes options to purchase 2,990 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 4,485 shares of Common Stock granted to Dr. Assini under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(10) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 2,990 shares of Common Stock awarded to Mr. Klein under the RRP (1,196 shares of which had vested as of March 4, 1998). The amount above includes options to purchase 2,990 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 4,485 shares of Common Stock granted to Mr. Klein under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(11) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 1,407 shares of Common Stock allocated to Mr. Schlansker's account under the ESOP and 2,990 shares of Common Stock awarded to Mr. Schlansker under the RRP (1,196 shares of which had vested as of March 4, 1998). The amount above includes options to purchase 2,990 shares of Common Stock which are exercisable within 60 days of the record date and excludes options to purchase 4,485 shares of Common Stock granted to Mr. Schlansker under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(12) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals may be deemed to have sole or shared voting and investment power. The amount also includes 1,704 shares of Common Stock allocated to Mr. Ammian's account under the ESOP and 7,475 shares of Common Stock awarded to Mr. Ammian under the RRP (2,990 of which had vested as of March 4, 1998). The amount above includes options to purchase 7,476 shares of Common Stock granted to Mr. Ammian under the Stock Option Plan which are exercisable within 60 days of the voting record date and excludes options to purchase 11,211 shares of Common Stock granted to Mr. Ammian which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

(13) Includes shares held directly, as well as jointly with family members, and shares held in retirement accounts in a fiduciary capacity or by certain family members, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. The amount also includes 8,160 shares of Common Stock allocated to the accounts of executive officers and Mr. Schlansker under the ESOP and 44,850 shares of Common Stock awarded under the RRP to executive officers and directors. The amount above includes currently exercisable options to purchase 38,871 shares and excludes options to purchase 73,253 shares of Common Stock granted to executive officers and directors under the Stock Option Plan but which are not currently exercisable and will not be exercisable within 60 days of the Voting Record Date.

                       PROPOSAL I - ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of five members, each of whom is also a director of the Bank. Each Director of the Company has served as such since the Company's incorporation in 1995 with the exception of Richard D. Ammian who was appointed to the Board in 1996. Directors of the Company are generally elected to serve for a three-year staggered terms or until their respective successors shall have been elected and shall qualify. Approximately one-third of the directors are elected annually.

         The following table sets forth certain information regarding the directors of the Company, including their terms of office and the nominee for election as director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominee identified in the following table. If the nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                             Director        Term
     Name                    Position(s) Held With the Bank                        Age(1)     Since(2)      Expires
     ----                    ------------------------------                        ------     --------      -------
                             NOMINEE
John F. Assini, M.D.         Vice Chairman of the Board                             50         1985          2001

Robert A. Schlansker         Director and General Counsel                           44         1988          2001

                             DIRECTORS CONTINUING IN OFFICE


Richard D. Ammian            Senior Vice President, Secretary and Director          50         1996          1999
Joseph H. Giaquinto          Chairman of the Board, President and Chief Executive   58         1979          2000
                             Officer
Gerald I. Klein              Director                                               64         1988          2000

----------------

(1)  At December 31, 1997.

(2)  Includes service as director of the Bank.


         The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

         John F. Assini, M.D. Dr. Assini is a rheumatologist and is on the medical staff of Sunnyview, Ellis and St. Clare's Hospitals. He has practiced medicine in the Schenectady area since 1979.

         Robert A. Schlansker. Mr. Schlansker is currently employed with the Bank as General Counsel, a position he has held since 1988. Prior to his employment with the Bank, he was town attorney for the Town of Niskayuna.

         Richard D. Ammian. Mr. Ammian is currently serving as Senior Vice President of Administration and Marketing and Corporate Secretary of the Company and the Bank. In that capacity, Mr. Ammian is responsible for human resources, employee benefits, marketing and property management functions of the Bank.

         Joseph H. Giaquinto. Mr. Giaquinto is Chairman of the Board, President and Chief Executive Officer of the Bank and the Holding Company. Mr. Giaquinto began his career with Schenectady Federal in 1961 and has served in a variety of positions including his current positions since 1984.

         Gerald I. Klein. Mr. Klein is the President of GIK Construction Corporation. In that capacity, he acts as a land developer and building contractor. He is also a licensed real estate broker and is engaged in property management.

Meetings and Committees of the Board of Directors

         Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has standing Audit, Compensation and Executive Committees. The full Board acts as a nominating committee on behalf of the Company.

         The Audit Committee recommends independent auditors to the Board, reviews the results of the auditors' services, reviews with management and the internal auditors the systems of internal control and internal audit reports and assures that the books and records of the Company are kept in accordance with applicable accounting principles and standards. The Committee also approves the accounting firm selected by management to perform the Company's annual audit and acts as the liaison between the auditors and the Board. The members of the Audit Committee are Directors Assini and Klein. This Committee met three times during fiscal 1997.

         The Compensation Committee is currently composed of Directors Assini and Klein. This Committee is responsible for administering the Company's Stock Option Plan and Recognition and Retention Plan. This Committee met one time during fiscal 1997.

         The Executive Committee meets to act on matters which require attention between meetings of the Board of Directors. The Executive Committee is comprised of the full Board of Directors. This Committee met seven times in 1997.

         Board and Committee Meetings of the Bank. The Bank's Board of Directors meets at least monthly. Additional special meetings may be called by the Secretary upon written request of the Chairman or three members of the Board of Directors. The Board of Directors met 12 times during the year ended December 31, 1997. During 1997, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. The Bank has standing Executive, Salary and Audit Committees. The entire Board acts as a nominating committee for the Bank to review director's terms and nominate candidates for membership on the Board.

         The Executive Committee meets on a monthly basis to act on matters which require attention between meetings of the Board of Directors. The Executive Committee is comprised of the full Board of Directors. This Committee met 12 times in 1997

         The Salary Committee meets annually to review salaries and the performance of the senior officers of the Bank, and recommends compensation adjustments and promotions. This Committee is comprised of Directors Assini and Klein. The Salary Committee met one time during 1997.

         The Audit Committee reviews audit reports and related matters to ensure effective compliance with regulations and internal policies and procedures. This Committee also approves the accounting firm selected by management to perform the Bank's annual audit and acts as the liaison between the auditors and the Board. Directors Assini and Klein currently comprise the Committee. This Committee did not meet in 1997.

Director Compensation

         The Board of Directors of the Company are not paid for their service in such capacity. Directors of the Bank are paid a fee of $550 for each board meeting attended, $550 for each Executive Committee meeting attended, $425 for each Salary Committee meeting attended and an $875 annual Audit Committee fee. In addition, Director Assini is paid $300 per month as Vice Chairman of the Board and Director Klein is paid $300 per month as Committees' Chairman.

Executive Compensation

         The Company's officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by the Bank during fiscal 1997 for services rendered by the President of the Bank. No other officer earned salary and bonus exceeding $100,000 in fiscal 1997.

                                                  SUMMARY COMPENSATION TABLE

                                                                                   Long Term Compensation
                                                        Annual Compensation                Awards
                                                      ---------------------       ------------------------
                                                                                  Restricted
                                                                                    Stock         Options/         All Other
                                             Fiscal    Salary         Bonus         Award(s)        SARs         Compensation
       Name and Principal Position            Year      ($)            ($)            ($)           (#)             ($)(3)
       ---------------------------            ----      ---            ---            ---           ---             ------
Joseph H. Giaquinto, Chairman of the          1997   $192,814(1)     16,170            ---           ---           $ 4,732
 Board, President and Chief Executive         1996    179,267(1)     15,056        188,745(2)      37,375            4,052
 Officer                                      1995    168,379(1)     13,305            ---           ---             3,430

---------------

(1) Directors fees paid to Mr. Giaquinto were $13,150, $11,975 and $11,850 during fiscal 1997, 1996 and 1995, respectively.

(2) As of January 16, 1996, the value of the 14,950 shares of Common Stock awarded to Mr. Giaquinto under the Company's Recognition and Retention Plan, based upon the average of the closing bid and asked price of $12.625 per share of the Common Stock as reported on The Nasdaq Stock Market on such date. Dividends paid on restricted Common Stock are deferred and held by the Company for the account of Mr. Giaquinto until such restrictions lapse.

(3)      Amount   includes  the  Bank's  matching   contribution   paid  to  Mr.
         Giaquinto's account under the Bank's 401(k) Plan.

         The following table provides information as to the value of the options held by the Company's Chief Executive Officer on December 31, 1997, none of which have been exercised. No stock appreciation rights were granted as of such date.

                              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                                    OPTION VALUES
                                                                                                  Value of
                                                                   Number of                     Unexercised
                                                                  Unexercised                   In-the-Money
                                                                   Options at                    Options at
                                                                 FY-End (#)(1)                  FY-End ($)(2)
                               Shares
                             Acquired on       Value      ---------------------------   ----------------------------
                              Exercise       Realized     Exercisable   Unexercisable   Exercisable    Unexercisable
           Name                  (#)            ($)           (#)            (#)            ($)             ($)
           ----                  ---            ---           ---            ---            ---             ---
Joseph H. Giaquinto              ---            ---          7,475          29,900       $111,191        $444,763

(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer. The option vests in five equal annual installments. The first installment vested on January 16, 1997, with the remaining installments to vest equally on January 16, 1998, 1999, 2000 and 2001.

(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the average of the closing bid and the asked price of $27.50 per share of the Common Stock as reported on The Nasdaq National Market System on December 31, 1997.

Employment Agreements

         In December, 1997, the Company entered into an employment agreement with Mr. Giaquinto. The Employment Agreement provides for a four-year term with extensions provided on an annual basis unless written notice of non-renewal is given by the Board of Directors. In addition to the base salary, the Employment Agreement provides for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank or the Company for cause, as defined in the Employment Agreement, at any time.

         In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon (i) failure to re-elect the Executive to his current offices; (ii) a material change in the Executive's functions, duties or responsibilities; (iii) a reduction in the benefits and perquisites being provided to the Executive under the Employment Agreement; or (iv) a breach of the agreement by the Bank or the Company, the Executive would be entitled to receive an amount equal to monthly payments of 1/12 of the Executive's salary at the date of termination, plus 1/12 of awards and incentives based on the average of such awards and incentives given to the Executive in the two years preceding the date of termination. Such payments would continue for the lesser of the remainder of the period of the Employment Agreement or three years. The involuntary termination would not reduce or alter the health benefits due to the Executive or his spouse.

         In the event of death, the Executive's beneficiary would be entitled to receive an amount equal to the Executive's salary through the 180th day after the date of his death, at the time such payments are due, plus benefits and awards earned with respect to the fiscal year in which the Executive died. The Executive's death would not reduce or alter the health benefits due to the Executive's surviving spouse.

         Under the Employment Agreement, if involuntary termination follows a change in control of the Bank or the Company, the Executive would be entitled to a severance payment equal to (i) the payments due through the date of termination and (ii) a lump sum equal to three times the Executive's base amount as defined under Section 280G of the Code. Under the Employment Agreement, an involuntary termination following a change in control means the Executive's resignation following any demotion, loss of title, office authority or responsibility, a reduction in compensation or benefits, or relocation.

         The Employment Agreement also provides that the Company will compensate the Executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made thereunder, and any additional income and excise taxes imposed as a result of such compensation. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Employment Agreement shall be paid by the Company, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. In the event of a change in control of the Bank or the Company, the total amount of payment due under the Agreement to Mr. Giaquinto, excluding any benefits under any employee benefit plan which may be payable, would be approximately $720,000.

         The Bank has also entered into employment agreements with Messrs. Ammian and Jurczynski. The employment agreements provide for an annual base salary in an amount not less than the employees' current salary and provide for an initial term of two years. The agreements provide for extensions subject to the performance of an annual formal evaluation by disinterested members of the Board of Directors of the Bank. The agreements provide for termination upon the employees' death, for cause or in certain events specified by OTS regulations. The employment agreements are also terminable by the employee upon 90 days notice to the Bank.

         The employment agreements provide for payment to the employees (in lieu of salary) of an amount equal to 200% of the employees' base compensation, in the event there is a "change in control" of the Bank where employment terminates in connection with such change in control or within twelve months thereafter. For the purposes of the employment agreement, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or 4. Such events are generally triggered prior to the acquisition or control of 10% of the Company's common stock. Based on Messrs. Ammian and Jurczynskis' current salary, if their employment had been terminated as of December 31, 1997 under circumstances entitling them to severance pay as described above, they would have been entitled to receive a lump sum cash payment of approximately $171,400 and $165,000, respectively.

         The contracts also provide, among other things, for participation in an equitable manner in employee benefits applicable to executive personnel. The agreements further provide that, for a period that is the lesser of one year after termination of employment for any reason or as long as such employees continue to be compensated by the Bank, the employees will not manage, operate, or control any financial institution having an office within ten miles of any office of the Bank.

Change in Control Severance Agreements

         The Bank has entered into change-in-control severance agreements with Messrs. Krywinski and Pezzula providing for terms of 12 months. Under their terms, the agreements will be extended by the Board of Directors on the anniversary date for an additional 12 months provided that there has been a satisfactory performance review of the subject employee within the prior 12 months. The agreements provide that if, at any time following a change in control of the Bank, the Bank terminates the covered employees' employment for any reason other than cause, or if any of the covered employees terminate their employment following a material reduction in compensation, increase in workload, reduction in secretarial support or relocation of his principal place of employment, he would be entitled to receive a payment equal to 100% of their annual compensation. The Bank would also continue life, health, and disability coverage for the remaining unexpired term of their agreement. Assuming a change-in-control were to take place as of December 31, 1997 and the named employees were terminated in connection therewith, the aggregate amount payable to Messrs. Krywinski and Pezzula under these agreements would have been approximately $59,000 and $52,400, respectively.

Change in Control Benefit Plan

         On December 18, 1997 the Company adopted the Change in Control Benefit Plan for the purpose of maintaining the services of its key employees. The Change in Control Benefit Plan provides certain benefits to employees ("Executives") of the Bank or the Company who are parties to an employment agreement or change in control severance agreement and would receive any amounts or benefits under such agreements that would constitute "excess parachute payments" under Section 280G of the Code or when such payments or benefits together with other plans maintained by the Bank would constitute "excess parachute payments" under Section 280G of the Code.

         In the event that such amounts or benefits described above are subject to excise tax under Section 4999 of the Code, the Company shall cause the Bank to waive any provision of any agreement requiring a reduction in any payment in order to avoid non-deductibility of any payment pursuant to Section 280G of the Code and shall simultaneously reimburse the Bank for any amounts that it pays as a result of such waiver for the amount of any tax benefit plus reimburse the Bank the amount of any tax benefit that the Bank may have lost due to such waiver and payment.

         In the event that any payments or benefits provided to such Executive pursuant to the Change in Control Benefit Plan, in combination with payments or benefits, if any, from other plans constitute "excess parachute payments" under
Section 280G of the Code, that are subject to excise tax under Section 4999 of the Code, the Company shall pay to the Executive in cash an additional amount equal to the amount of the Gross Up Payment (the "Gross Up Payment"). The Gross Up Payment shall be the amount needed to ensure that the amount of such payments and the value of such benefits received by the Executive equals the amount of such payments and value of such benefits as he would receive in the absence of such excise tax and any federal, state and local tax on the Company's payment to him attributable to such excise tax.

Executive Supplemental Retirement Plan

         Since 1984, the Bank has maintained an executive supplemental retirement plan (the "SERP") for the benefit of its President, Chief Executive Officer and Chairman of the Board Joseph H. Giaquinto. The SERP provides President Giaquinto with retirement benefits upon retirement from the Bank. In general, Mr. Giaquinto is provided with a maximum annual retirement benefit payable for life equal to the difference between (i) 2% times the number of years of service (up to a maximum of 35 years) multiplied by the average of the three highest consecutive annual salaries paid during the ten years preceding termination of employment and (ii) the annual amount payable under the Bank's Pension Plan. The SERP also provides a salary continuation benefit to Mr. Giaquinto in the event of termination of employment prior to attaining 65 years of age equal to three times his highest annualized base salary paid during the preceding 36- month period as well as a death benefit to his survivor in the event he dies while in the Bank's employ.

         The SERP benefits may be terminated at any time if Mr. Giaquinto is employed with a company that is actively engaged in competition with the Bank.

Certain Transactions

         The Bank follows a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. Under current policy, all loans to directors and executive officers are required to be made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and not to involve more than the normal risk of collectibility at the time of origination. At December 31, 1997, the Bank's loans to directors, officers, employees and members of their immediate families totaled approximately $219,000 or 1.0% of stockholders' equity. All of these loans were current at December 31, 1997.


       PROPOSAL II - APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED
                SFS BANCORP, INC. STOCK OPTION AND INCENTIVE PLAN


         The Stock Option and Incentive Plan (the "Stock Option Plan") was adopted by the Board of Directors of the Company and ratified by stockholders on January 16, 1996. Pursuant to regulations of the Office of Thrift Supervision (the "OTS") applicable to stock option plans established within one year following the completion of a mutual-to-stock conversion, the Stock Option Plan contains a provision prohibiting the immediate vesting of stock options upon the occurrence of a change in control (as defined in the Stock Option Plan).

         OTS ruling positions permit the elimination of the provisions of a stock option plan which prohibit immediate vesting upon a Change in Control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted an Amended and Restated Stock Option Plan. The Amended and Restated Stock Option Plan does not increase the number of shares reserved for issuance under the Stock Option Plan, decrease the price per share at which Options may be granted under the Stock Option Plan or alter the classes of individuals eligible to participate in the Stock Option Plan. In the event that the Amended and Restated

Stock Option Plan is not approved by shareholders at the Annual Meeting, the Amended and Restated Stock Option Plan will not take effect, but the Stock Option Plan will remain in effect. The principal provision of the Stock Option Plan, as it would be amended and restated, is described below. The full text of the Amended and Restated Stock Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary of the Amended and Restated Stock Option Plan provided below is qualified in its entirety by such reference.

         The Board of Directors believes that it is appropriate for the Company to maintain a flexible and comprehensive Stock Option Plan which permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company most depends.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options and stock appreciation rights ("SAR"s). Each award is made on such terms and conditions, consistent with the Stock Option Plan and applicable OTS regulations, as the Committee administering the Stock Option Plan may determine. Currently, awards made under such plan vest at a rate of one-fifth of the initial award per year, subject to the participant maintaining continuous service since the date of grant.

         Shares may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan or any other plan of the Company or its subsidiaries. Generally, no award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

         The Stock Option Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee"), which is comprised of non-employee directors of the Company. Directors Assini and Klein are the present members of the Compensation Committee. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate in the Stock Option Plan, which currently includes 11 persons. In granting awards under the Stock Option Plan, the Compensation Committee considers, among other things, position and years of service, value of the participant's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors, and officers of a public company.

Stock Options

         The term of stock options do not exceed ten years from the date of grant. The Compensation Committee may grant either "incentive stock options" as defined under Section 422 of the Code or stock options not intended to qualify as such ("non-qualified stock options").

         In general, stock options will not be exercisable after the expiration of their terms. Currently, in the event a participant ceases to maintain continuous service (as defined in the Stock Option Plan) with the Company or one of its affiliates, for any reason (excluding death, disability and termination for cause), an exercisable stock option will continue to be exercisable for three months thereafter but in no event after the expiration date of the option. In the event of disability of a participant during such service, all options not then exercisable shall become exercisable in full during the shortest of the following periods (A) the two-year period immediately succeeding such cessation of continuous service; or (B) the period remaining until the expiration date of such option or right. If a participant to whom an option was granted ceases to maintain continuous service by reason of death, all options not then exercisable shall become exercisable in full for the two-year period described above. Following the death of any participant, the Compensation Committee may, as an alternative means of settlement of an option, elect to pay to the holder thereof an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of exercise exceeds the exercise price. A stock option will automatically terminate and will no longer be exercisable as of the date a participant is notified of termination for cause. As permitted by OTS ruling positions, the proposed Amended and Restated Stock Option and Incentive Plan would provide for immediate vesting of all unvested options upon the occurrence of a Change in Control.

         The exercise price for the purchase of shares subject to a stock option at the date of grant may not be less than 100% of the market value of the shares covered by the option on that date. The exercise price must be paid in full in cash or shares of Common Stock, or a combination of both.

Amendment and Termination

         The Board of Directors of the Company may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof but may not, without the prior ratification of the stockholders, make any amendment which shall (i) increase the aggregate number of securities which may be issued under the Stock Option Plan (except as specifically set forth under the Stock Option Plan), (ii) materially increase the benefits accruing to participants, (iii) materially change the requirements as to eligibility for participation in the Stock Option Plan or (iv) change the class of persons eligible to participate in the Stock Option Plan, provided, however, that no such amendment, suspension or termination shall impair the rights of any participant, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan shall continue in effect for a term of ten years, after which no further awards may be granted under the Stock Option Plan.

Federal Income Tax Consequences

         Under present federal income tax laws, awards under the Stock Option Plan will have the following consequences:

(1) The grant of an award will neither, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

(2) In order to qualify as an "Incentive Stock Option," a stock option awarded under the Stock Option Plan must meet the conditions contained in Section 422 of the Code, including the requirement that the shares acquired upon the exercise of the stock option be held for one year after the date of exercise and two years after the grant of the option. The exercise of an Incentive Stock Option will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, the difference between the exercise price and the fair market value of the option shares on the date of exercise is an item of adjustment which may, in certain situations, trigger the alternative minimum tax. The alternative minimum tax is incurred only when it exceeds the regular income tax. The alternative minimum tax will be payable at the rate of 26% on the first $175,000 of "minimum taxable income" above the exemption amount ($33,750 single person or $45,000 married person filing jointly). This tax applies at a flat rate of 28% of so much of the taxable excess as exceeds $175,000 and 28% on minimum taxable income more than $175,000 above the applicable exemption amounts. If a taxpayer has alternative minimum taxable income in excess of $150,000 (married persons filing jointly) or $112,500 (single person), the $45,000 or $33,750 exemptions are reduced by an amount equal to 25% of the amount by which the alternative minimum taxable income of the taxpayer exceeds $150,000 or $112,500, respectively. Provided the applicable holding periods described above are satisfied, the participant will recognize long term capital gain or loss upon the resale of the shares received upon such exercise.

(3) The exercise of a stock option which is not an Incentive Stock Option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the stock option.

(4) The exercise of a SAR will result in the recognition of ordinary income by the participant on the date of exercise in an amount of cash, and/or the fair market value on that date of the shares, acquired pursuant to the exercise.

(5) The Company will be allowed a deduction at the time, and in the amount of, any ordinary income recognized by the participant under the various circumstances described above, provided that the Company meets its federal withholding tax obligations.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED SFS BANCORP, INC. STOCK OPTION AND INCENTIVE PLAN.


       PROPOSAL III - APPROVAL OF THE ADOPTION OF THE AMENDED AND RESTATED
                         RECOGNITION AND RETENTION PLAN


         The RRP has been adopted by the Board of Directors of the Company, and ratified by stockholders on January 16, 1996. The RRP is designed to provide directors, officers and employees with a proprietary interest in the Company in a manner designed to encourage such individuals to remain with the Company and the Bank. Pursuant to regulations of the OTS applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion, the RRP contains a provision prohibiting accelerated vesting upon the occurrence of a Change of Control (as defined in the RRP).

         OTS ruling positions permit the elimination of the provision of the RRP which prohibits accelerated vesting upon the occurrence of a Change in Control, provided that stockholder approval is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Amended and Restated Recognition and Retention Plan, subject to approval by stockholders of the Company, for the purpose of eliminating such restriction. The Amended and Restated Recognition and Retention Plan does not increase the number of shares available for distribution under Plan, change the Plan's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the RRP. In the event that the Amended and Restated Recognition and Retention Plan is not approved by stockholders at the Annual Meeting, the Amended and Restated Recognition and Retention Plan will not take effect, but the RRP will remain in effect. The principal provisions of the RRP as provided in the Amended and Restated Recognition and Retention Plan are described below. The full text of the Amended and Restated Recognition and Retention Plan is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the Amended and Restated Recognition and Retention Plan provided below is qualified in its entirety by such reference.

Principal Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares") subject to the restrictions described below. Each award under the RRP is made on such terms and conditions, consistent with the RRP and applicable OTS regulations, as the Compensation Committee determines.

         The RRP is administered by the Company's Compensation Committee. The Compensation Committee selects the recipients and terms of awards pursuant to the RRP. In determining to whom and in what amount to grant awards, the Compensation Committee considers the positions and responsibilities of eligible individuals, the value of their services to the Company and the Bank and other factors it deems relevant. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the Compensation Committee to participate in the RRP, which currently includes eligible participants of 11 persons.

         The RRP provides that RRP Shares used to fund awards under the RRP may be either authorized but unissued shares or reacquired shares held by the Company in its treasury. Any RRP Shares which are forfeited are again available for issuance under the RRP or any other plan of the Company or its subsidiaries.

         Subject to compliance with OTS Regulations, award recipients earn (i.e., become vested in) awards, over a period of time as determined by the Compensation Committee, at the time of grant. RRP Shares awarded in 1996 to directors, officers and employees vest in five equal annual installments, with the first installment vesting on the first anniversary of the date of grant, in each case subject to the conditions described below. Currently, RRP Shares are subject to forfeiture if the recipient fails to remain in the continuous service (as defined in the RRP) as an employee, officer or director of the Company or the Bank for a stipulated period (the "restricted period"). Vested shares are distributed to recipients as soon as practicable following the date on which they are earned.

         In the event a recipient ceased to maintain continuous service with the Company or the Bank by reason of death or disability, RRP Shares still subject to restrictions will be free of these restrictions and shall not be forfeited. In the event of termination for any other reason, all shares will be forfeited and returned to the Company. Pursuant to the Amended and Restated Recognition and Retention Plan, and as permitted by OTS ruling positions, all shares covered by an outstanding award will also become 100% vested upon the occurrence of a Change of Control of the Company.

Adjustments Upon Changes in Capitalization

         RRP Shares awarded under the RRP will be adjusted by the Compensation Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger or other change in corporate structure or the Common Stock of the Company.

Federal Income Tax Consequences

         Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the restricted stock. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED RECOGNITION AND RETENTION PLAN.


              PROPOSAL IV - RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors of the Company has appointed KPMG Peat Marwick LLP, independent accountants, to be the Company's auditors for the fiscal year ending December 31, 1998. Representatives of KPMG Peat Marwick LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1998.


                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office located at 251-263 State Street, Schenectady, New York, 12305, no later than November 17, 1998. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                  OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.



Schenectady, New York
March 16, 1998

                                                                      Appendix A


                                SFS BANCORP, INC.

              AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN


         1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates. It is intended that designated Options granted pursuant to the provisions of this Plan to persons employed by the Corporation or its Affiliates will qualify as Incentive Stock Options. Options granted to persons who are not employees will be Non-Qualified Stock Options.

         2.  Definitions.  The following definitions are applicable to the Plan:

                  "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and
(f), respectively, of the Code.

                  "Award" - means the grant of an Incentive Stock Option, a Non-Qualified Stock Option or a Stock Appreciation Right, or any combination thereof, as provided in the Plan.

                  "Bank" - means Schenectady Federal Savings Bank and any predecessor or successor entity.

                  "Cause" - means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or a final cease and desist order which results in a loss to the Bank or any Affiliate.

                  "Code" - means the Internal Revenue Code of 1986, as amended.

                  "Committee" - means the Committee referred to in Section 3 hereof.

                  "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, officer or employee of the Corporation or an Affiliate, except that when used with respect to any Options or Rights which at the time of exercise are intended to be Incentive Stock Options, continuous service means the absence of any interruption or termination of service as an employee of the Corporation or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or in the case of transfers between payroll locations of the Corporation or between the Corporation, its parent, its subsidiaries or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of the Bank's directors emeritus or advisory directors, as the case may be.

                  "Corporation"   -  means  SFS   Bancorp,   Inc.,   a  Delaware
corporation.

                  "Disinterested Person" - means any member of the Board of Directors of the Corporation who within the prior year has not been, and is not being, granted any awards related to the Shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule 16b-3; or, (iii) arise from an election by a director to receive all or part of his board fees in securities. No recipient of a stock award granted pursuant to Section 18 hereof shall be deemed not to be a Disinterested Person solely by reason of such grant.

                  "Employee" - means any person, including an officer or director, who is employed by the Corporation or any Affiliate.

                  "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exercise Price" - means (i) in the case of an Option, the price per Share at which the Shares subject to such Option may be purchased upon exercise of such Option and (ii) in the case of a Right, the price per Share (other than the Market Value per Share on the date of exercise and the Offer Price per Share as defined in Section 10 hereof) which, upon grant, the Committee determines shall be utilized in calculating the aggregate value which a Participant shall be entitled to receive pursuant to Sections 9 or 10 hereof upon exercise of such Right.

                  "Incentive Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify under Section 422 of the Code.

                  "Market Value" - means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for the New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or, if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the National Association of Securities Dealers, Inc., Automated Quotations System, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

                  "Non-Qualified Stock Option" - means an option to purchase Shares granted by the Committee pursuant to Section 6 hereof, which option is not intended to qualify under Section 422(b) of the Code.

                  "Option" - means an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant" - means any director, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award and any director, director emeritus or advisory director of the Corporation who is granted an Award pursuant to Section 19 hereof.

                  "Plan" - means the Amended and Restated Stock Option and Incentive Plan of the Corporation.

                  "Related" - means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof has been granted.

                  "Right" - means a Stock Appreciation Right.

                  "Shares"   -  means  the   shares  of  common   stock  of  the
Corporation.

                  "Senior Officer" - means the Corporation's president, principal financial officer, or principal accounting officer, any vice president of the Corporation in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Corporation. Officers of the Corporation's Affiliates shall be deemed Senior Officers of the Corporation if they perform such policy-making functions for the Corporation.

                  "Stock Appreciation Right" - means a stock appreciation right with respect to Shares granted by the Committee pursuant to Sections 6 and 9 hereof.

                  "Ten Percent Beneficial Owner" - means the beneficial owner of more than ten percent of any class of the Corporation's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

         3. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan and by applicable OTS regulations, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

         A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

         4. Participation in Committee Awards. The Committee may select from time to time Participants in the Plan from those directors, officers, employees and other participants (other than Disinterested Persons), of the Corporation or its Affiliates who, in the opinion of the Committee, have the capacity for contributing to the successful performance of the Corporation or its Affiliates.

         5. Shares  Subject to Plan.  Subject to  adjustment by the operation of
Section 10 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 10% of the total Shares issued in the Bank's conversion to the capital stock form. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

         6. General Terms and Conditions of Options and Rights. The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan and applicable regulations, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Market Value per Share at the date of grant of such Option or Right, (ii) the number of Shares subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the date of grant; provided, however, that such Options or Rights granted hereunder may vest no more quickly than 20% per year beginning as of a date one year following shareholder ratification of this plan, except in the event of death or disability, in which case all previously unvested shares shall become vested, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon Shares which may be issued upon exercise of such Option or Right. The Committee may, as a condition of granting any Option or Right, require that a Participant agree not to thereafter exercise one or more Options or Rights previously granted to such Participant.

         7.  Exercise of Options or Rights.

                  (a) Except as provided herein, an Option or Right granted under the Plan shall be exercisable during the lifetime of the Participant to whom such Option or Right was granted only by such Participant and, except as provided in paragraphs (c) and (d) of this Section 7, no such Option or Right may be exercised unless at the time such Participant exercises such Option or Right, such Participant has maintained Continuous Service since the date of grant of such Option or Right. Cash settlements of Rights may be made only in accordance with any applicable restrictions pursuant to Rule 16b-3(e) under the Securities Exchange Act of 1934 or any similar or successor provision.

                  (b) To exercise an Option or Right under the Plan, the Participant to whom such Option or Right was granted shall give written notice to the Corporation in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option or Right) together with full payment of the Exercise Price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Corporation. Payment, if any is required, shall be made either
(i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

                  (c) If a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service for any reason (including total or partial disability and normal or early retirement, but excluding death and termination of employment by the Corporation or any Affiliate for cause), such Participant may, but only within the period of three months immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Right, exercise such Option or Right to the extent that such Participant was entitled to exercise such Option or Right at the date of such cessation, provided, however, that such right of exercise after cessation of Continuous Service shall not be available to a Participant if the Committee otherwise determines and so provides in the applicable instrument or instruments evidencing the grant of such Option or Right. Notwithstanding the foregoing, if a Participant to whom an Option or Right was granted shall cease to maintain Continuous Service due to normal or early retirement or disability and such Participant has served the Corporation or the Bank for at least ten years, such Participant may exercise such Option or Right to the extent vested, but only during the shortest of the following periods (A) the two-year period immediately succeeding such cessation of Continuous Service, or (B) the period remaining until the expiration date of such Option or Right. If the Continuous Service of a Participant to whom an Option or Right was granted by the Corporation is terminated for Cause, all rights under any Option or Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

                  (d) In the event of the death of a Participant while in the Continuous Service of the Corporation or an Affiliate or within the two-year period referred to in paragraph (c) of this Section 7, the person to whom any Option or Right held by the Participant at the time of his death is transferred by will or the laws of descent and distribution, or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title 1 of ERISA or the rules thereunder may, but only to the extent such Participant was entitled to exercise such Option or Right immediately prior to his death, exercise such Option or Right at any time within a period of one year succeeding the date of death of such Participant, but in no event later than ten years from the date of grant of such Option or Right. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Right shall have theretofore been granted to the Participant or whether the person entitled to exercise such Related Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred by will or by the laws of descent and distribution, or in the case of an Option other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the Exercise Price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

         8. Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Any provision of the Plan to the contrary notwithstanding, (i) no Incentive Stock Option shall be granted more than ten years from the date the Plan is adopted by the Board of Directors of the Corporation and no Incentive Stock Option shall be exercisable more than ten years from the date such Incentive Stock Option is granted, (ii) the Exercise Price of any Incentive Stock Option shall not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (iii) any Incentive Stock Option shall not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution, and shall be exercisable during such Participant's lifetime only by such Participant, (iv) no Incentive Stock Option shall be granted to any individual who, at the time such Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Corporation or any Affiliate unless the Exercise Price of such Incentive Stock Option is at least 110 percent of the Market Value per Share at the date of grant and such Incentive Stock Option is not exercisable after the expiration of five years from the date such Incentive Stock Option is granted, and (v) the aggregate Market Value (determined as of the time any Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

         9. Stock Appreciation Rights. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right, multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. At the time of grant of an Option the Committee shall determine whether and to what extent a Related Stock Appreciation Right shall be granted with respect thereto; provided, however, and notwithstanding any other provision of the Plan, that if the Related Option is an Incentive Stock Option, the Related Stock Appreciation Right shall satisfy all the restrictions and limitations of Section 8 hereof as if such Related Stock Appreciation Right were an Incentive Stock Option and as if other rights which are Related to Incentive Stock Options were Incentive Stock Options. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. Notwithstanding the foregoing, no Stock Appreciation Right shall be exercisable by a director, Senior Officer or Ten Percent Beneficial Owner of the Corporation within six months of the date of its grant.

         10. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number, exercise price and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

         11.  Effect of Merger.  In the event of any  merger,  consolidation  or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof) pursuant to a plan or agreement the terms of which are binding upon all stockholders of the Corporation (except to the extent that dissenting stockholders may be entitled, under statutory provisions or provisions contained in the certificate of incorporation, to receive the appraised or fair value of their holdings), any Participant to whom an Option or Right has been granted at least six months prior to such event shall have the right (subject to the provisions of the Plan and any vesting or other limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the Exercise Price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

         12. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 12 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or (iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the instrument evidencing the grant of an Option or Right, such Option or Right theretofore granted and not fully exercisable shall become exercisable in full upon the happening of such event; provided, however, that no Option which has been exercised or forfeited previously shall become exercisable as a result of a Change in Control.

         13. Assignments and Transfers. No Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution or in the case of Awards other than Incentive Stock Options pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder.

         14. Employee Rights Under the Plan. No director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

         15. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

         This Plan is intended to comply with Rule 16b-3 under the Securities Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

         16. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares.

         17. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 10 hereof) no amendment shall be made without approval of the stockholders of the Corporation which shall (i) materially increase the aggregate number of Shares with respect to which Awards may be made under the Plan, (ii) materially increase the aggregate number of Shares which may be subject to Awards to Participants who are not Employees or (iii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

         Notwithstanding anything else in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule 16b-3(c)(2)(ii) under the Securities Exchange Act of 1934, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

         18. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by stockholders of the Corporation at least subsequent to the Bank's conversion to a stock institution. It shall continue in effect for a term of ten years unless sooner terminated under Section 18 hereof.

         19. Initial Grant. By, and simultaneously with, the ratification of this Plan, each member of the Board of Directors of the Corporation at the time of stockholder ratification of the Plan who is not an Employee and each director emeritus of the Bank, is hereby granted a ten-year, Non-Qualified Stock Option to purchase a number of shares equal to .5% of the shares sold in the Conversion at an Exercise Price per share equal to the Market Value per share on the date of stockholder ratification of the Plan. In addition, each non-employee director of the Corporation elected after stockholder ratification of the Plan is hereby granted as of the date he or she is elected and qualified ("election date") a ten-year Non-Qualified Stock Option to purchase an amount of shares equal to .5% of the shares sold in the Conversion at the applicable Market Value per share on the election date, subject to availability. Each such Option shall be evidenced by a Non-Qualified Stock Option Agreement in a form approved by the Board of Directors and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All options granted pursuant to this Section 19 shall be rounded down to the nearest whole share to the extent necessary to ensure that no options to purchase stock representing fractional shares are granted.

                                                                      Appendix B



                                SFS BANCORP, INC.

               AMENDED AND RESTATED RECOGNITION AND RETENTION PLAN


      1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, executive officers and employees of the Corporation and its Affiliates.

      2. Definitions. The following definitions are applicable to the Plan:

      "Award" - means the grant of  Restricted  Stock  pursuant  to the terms of
Section 13 of the Plan or by the Committee, as provided in the Plan.

      "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

      "Bank" - means Schenectady Federal Savings Bank, a savings institution and its successors.

      "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Code" - means the Internal Revenue Code of 1986, as amended.

      "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 6 hereof.

      "Continuous Service" - means the absence of any interruption or termination of service as a director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its subsidiaries or its successor. With respect to any director emeritus or advisory director, continuous service shall mean availability to perform such functions as may be required of such individuals.

      "Conversion" - means the conversion of the Bank from the mutual to the stock form of organization.

      "Corporation" - means SFS Bancorp, Inc., a Delaware corporation.

      "Disability" - means any physical or mental impairment which qualifies an employee, director, director emeritus or advisor director for disability benefits under any applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would render such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

      "Disinterested Person" - means any member of the Board of Directors of the Corporation who is not being and within the prior year has not been granted any awards related to the shares under this Plan or any other plan of the Corporation or any of its Affiliates except for awards which (i) are calculated in accordance with a formula as contemplated in paragraph (c)(ii) of Rule b-3 ("Rule b-3") under the Securities Exchange Act of 1934, as amended; (ii) result from participation in an ongoing securities acquisition plan meeting the conditions of paragraph (d)(2) of Rule b-3; or (iii) arise from an election by a director to receive all or part of his board fees in securities. No Participant of an Award granted pursuant to Section 13 shall fail to meet the definition of Disinterested Person solely by reason of such Award.

      "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

      "Participant" - means any director, director emeritus, advisory director, executive officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

      "Plan" - means the Amended and Restated Recognition and Retention Plan of the Corporation.

      "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in
Section 3 hereof, so long as such restrictions are in effect.

      "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

      3. Terms and Conditions of Restricted Stock. The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through
(f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine, subject to OTS regulations.

(a) At the time of an Award, the Committee shall establish for each Participant a Restricted Period which shall not be less than five years, during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (c) and (e) of this Section 3 and
      Section 4 hereof, the Participant as owner of such shares shall have all the rights of a stockholder (including but not limited to the right to receive all dividends paid on such vested shares and the right to vote such vested shares). The Committee shall have the authority, in its discretion, subject to compliance with OTS regulations, to accelerate the time at which any or all of the restrictions shall lapse with respect thereto, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

(b) If a Participant ceases to maintain Continuous Service for any reason (other than death, or disability), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this
      Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, or disability, Restricted Stock then still subject to restrictions imposed by paragraph (a) of this
      Section 3 will be free of those restrictions and shall not be forfeited.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

               The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 1995 Recognition and Retention Plan of SFS Bancorp, Inc. Copies of such Plan are on file in the offices of the Secretary of SFS Bancorp, Inc., 251- 263 State Street, Schenectady, New York 12305.

(d) At the time of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) The payment to the Participant of any dividends declared or paid by the Corporation on any Restricted Stock shall be deferred and held by the Corporation for the account of the Participant until the earlier to occur of (i) the lapsing of the restrictions imposed under paragraph (a) of this
      Section 3 or (ii) the forfeiture of such shares under paragraph (b) of this Section 3. There shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 3 or death or disability.

(f)   At the  expiration  of the  restrictions  imposed by paragraph (a) of this
      Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
      (a) of this Section 3.

      4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan and the number and class of shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

      5. Assignments and Transfers. During the Restricted Period, no Award nor any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

      6. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Disinterested Person. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion, subject to with OTS regulations to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan under a quantifiable formula established by the Board of Directors and based on the Corporation's performance; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan. The Committee may maintain, and update from time to time as appropriate, a list designating selected directors as Disinterested Persons. The purpose of such list shall be to evidence the status of such individuals as Disinterested Persons, and the Board of Directors may appoint to the Committee any individual actually qualifying as a Disinterested Person, regardless of whether identified as such on said list.

      A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

      7. Shares  Subject to Plan.  Subject to  adjustment  by the  operation  of
Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 4% of the total Shares issued in the Association's Conversion. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred. Any Award made pursuant to this Plan, which Award is subject to the requirements of Office of Thrift Supervision Regulations, shall vest in five equal annual installments with the first installment vesting on the one year anniversary of the date of grant, except in the event of death or disability in which case all unvested shares shall vest immediately.

      In the event that Office of Thrift Supervision Regulations are amended (the "Amended Regulations") to permit shorter vesting periods, any Award made pursuant to this Plan, which Award is subject to the requirements of such Amended Regulations, may vest, at the sole discretion of the Committee, in accordance with such Amended Regulations.

      The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

      8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, exchange  offer,  merger  or  other  business  combination,  sale of  assets  or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company or (iii) the shareholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly owned entity or for a sale or other disposition of all or substantially all the assets of the Company. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if the event specified in clause (iii) above shall occur, unless the Committee shall have otherwise provided in the Restricted Stock Agreement evidencing the grant of Restricted Stock, such Restricted Stock theretofore granted and on which the restrictions have not previously lapsed shall become unrestricted in full upon the happening of such event; provided, however, that no Restricted Stock which has been forfeited previously shall become unrestricted as a result of a Change in Control.

      9. Employee Rights Under the Plan. No director, director emeritus, advisory director, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Bank or any Affiliate.

      10. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Corporation shall withhold from any payment or distribution made under this Plan sufficient Shares to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

      11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time, subject to OTS regulations; provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

      Notwithstanding anything in this Plan to the contrary, to the extent that the Plan provides for formula awards, as defined in Rule b-3(c)(2)(ii) under the Securities Exchange Act of 1934, as amended, such provisions may not be amended more than once every six months, other than to comport with changes in the Code, ERISA or the rules thereunder.

      12. Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 11 hereof.

      13. Director Awards. By, and simultaneously with, the ratification of this Plan by the stockholders of the Corporation, the Chairman and each other member of the Board of Directors of the Corporation, who is not a full-time employee, is hereby granted an Award equal to .2% of the shares sold in the Conversion, with such amount determined under a quantifiable formula established by the Board of Directors and based on the Corporation's performance. In addition, each director elected subsequent to the Conversion shall be issued, as of the date he is elected and qualified, an Award equal to 2,990 shares of Common Stock, subject to availability, with such amount determined under a quantifiable formula established by the Board of Directors and based on the Corporation's performance. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Corporation and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. All Awards granted pursuant to this Section 13 shall be rounded down to the nearest whole share to the extent necessary to ensure that no shares of Restricted Stock representing fractional shares are issued. Each of the Awards granted in this Section 12 shall be earned in five equal annual installments, with the first installment vesting on the one-year anniversary of the date of grant, as long as the director maintains Continuous Service with the Corporation or its affiliates, provided, however, no Award shall be earned in any fiscal year in which the Bank fails to meet all of its fully phased-in capital requirements.

                                 REVOCABLE PROXY
                                SFS BANCORP, INC.

  [X]   PLEASE MARK VOTES
        AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 22, 1998

  The undersigned hereby appoints the Board of Directors of SFSBancorp, Inc. (the "Company"), and the survivor of them, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock, with $.01 par value, of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the main office of the Company located at 251-263 State Street, Schenectady, New York at the date and time specified in the Proxy Statement, and at any and all adjournments or postponements thereof, as follows:

I. The election of two directors of the Company (except as marked to the contrary below):

                   John F. Assini, M.D.     Robert A. Schlansker


INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

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II.  Approval  of the  adoption of the Amended  and  Restated  Stock  Option and
Incentive Plan.

III. Approval of the adoption of the Amended and Restated Recognition and Retention Plan.

IV. Ratification of the appointment of KPMG Peat Marwick LLP as the auditors of the Company for the fiscal year ending December 31, 1998.

  In their discretion, upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSITIONS.

  THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCHMEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                         Please be sure to sign and date
                          this Proxy in the box below.

                    _________________________________________
                                      Date

                   _________________________________________
                             Stockholder sign above

                   _________________________________________
                         Co-holder (if any) sign above


   Detach above card, sign, date and mail in postage paid envelope provided.

                                SFS BANCORP, INC.

  Should the above signed be present and elect to vote at the Meeting or at any adjournment or postponement thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

  The above signed acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, and a Proxy Statement.

  Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY